UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2022

JAGUAR HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36714	46-2956775
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Pine Street, Suite 400 San Francisco, California	94104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 371-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	JAGX	The NASDAQ Capital Market

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Cancellation of Options

On December 27, 2022, Jaguar Health, Inc. (the “Company”) entered into Company Stock Option Cancellation Agreements (collectively, the “Cancellation Agreements”) with certain of the Company’s executive officers, including Lisa A. Conte, President and Chief Executive Officer, Carol Lizak, Chief Financial Officer, Dr. Steven R. King, Chief of Sustainable Supply, Ethnobotanical Research and Intellectual Property and Secretary, and Jonathan Wolin, Chief of Staff, General Counsel and Chief Compliance Officer, pursuant to which such individuals (collectively, the “Executive Officers” and each, an “Executive Officer”) agreed to the surrender and cancellation of certain previously granted stock options (the “Options”) to purchase an aggregate of 315,131 shares of the Company’s voting common stock, par value $0.0001 per share (the “Common Stock”), at an exercise price of $5.97 per share. In consideration for the cancellation of the Options, the Company agreed to pay $300 to each Executive Officer.

The Executive Officers and the aggregate number of shares of Common Stock underlying the cancelled Options held by each such Executive Officer are as follows:

Name of Executive Officer	Aggregate Number of Shares of Common Stock Underlying the Cancelled Options
Lisa Conte	142,500
Dr. Steven King	42,223
Carol Lizak	14,294
Jonathan Wolin	21,112
Other Executive Officers	95,002
Total	315,131

The Options cancelled vest ratably on a monthly basis over 36 months from the grant date, such that they would have become fully vested on April 5, 2024, subject to continued employment by the applicable Executive Officer. As such, the cancellation will benefit the Company’s stockholders’ equity in each of the next five quarters.

The foregoing description of the Cancellation Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the form of the Cancellation Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit

Exhibit No.	Description
10.1	Form of Company Stock Option Cancellation Agreement.
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAGUAR HEALTH, INC.

	By:	/s/ Lisa A. Conte
		Name:	Lisa A. Conte
		Title:	Chief Executive Officer & President

Date: December 30, 2022